     THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY DOUBLE ASTERISKS (**); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                        THE WELLCOME FOUNDATION LIMITED


                                      AND


                             BURROUGHS WELLCOME CO.


                                      and


                                 CENTOCOR, INC.


                                      AND


                                 CENTOCOR B.V.







________________________________________________________________________________

                     CENTOCOR TECHNOLOGY LICENSE AGREEMENT
________________________________________________________________________________



                                       The Wellcome Foundation Ltd
                                       Legal Department
                                       Unicorn House
                                       P O Box 129
                                       160 Euston Road
                                       London NW1 2BP
                                       England



                                       Dated: As of December 16, 1993

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

1.    DEFINITIONS..........................................................    2

2.    GRANT OF LICENSE.....................................................    2

3.    TRANSFER OF CENTOCOR TECHNOLOGY......................................    3

           3.1.  Escrow Agreement..........................................    3
           3.2.  Delivery..................................................    4
           3.3.  Release from Escrow.......................................    4
           3.4.  Other Antibodies..........................................    4

4.    PAYMENTS.............................................................    5

5.    OWNERSHIP OF TECHNOLOGY..............................................    5

6.    REPRESENTATIONS AND WARRANTIES.......................................    5

      6.1.  Representations and Warranties of WFL and BW...................    5

           6.1.1.  Organization and Good Standing..........................    6
           6.1.2.  Corporate Power and Authority;
                   Enforceability..........................................    6
           6.1.3.  Validity of Contemplated
                   Transactions............................................    6
           6.1.4.  Litigation; Compliance with Laws........................    7

      6.2.  Representations and Warranties of CENTOCOR and
            CBV............................................................    7

           6.2.1.  Organization and Good Standing..........................    7
           6.2.2.  Corporate Power and Authority;
                   Enforceability..........................................    7
           6.2.3.  Validity of Contemplated Transactions...................    8
           6.2.4.  Litigation; Compliance with Laws........................    8
           6.2.5.  Intellectual Property Warranties........................    9

7.    INDEMNIFICATION......................................................   10

8.    INFRINGEMENT.........................................................   12

9.    TERM AND TERMINATION.................................................   13

10.  MISCELLANEOUS.........................................................   15

     10.1.  Entire Agreement...............................................   15
     10.2.  Amendments.....................................................   15
     10.3.  Headings.......................................................   15
     10.4.  Gender; Number.................................................   15
     10.5.  Appendices; Exhibits; and Schedules............................   15
     10.6.  Severability...................................................   15
     10.7.  Remedies.......................................................   16
     10.8.  Joint and Several Liability....................................   16
     10.9.  Notices........................................................   16
     10.10. Waiver.........................................................   18
     10.11. Assignment.....................................................   18
     10.12. Successors and Assigns.........................................   19
     10.13. Governing Law..................................................   19
     10.14. No Benefit to Others...........................................   19
     10.15. Independent Contractors........................................   19
     10.16. Confidentiality................................................   20
     10.17. Continuing Obligation..........................................   21
     10.18. Covenant Not to Sue............................................   21
     10.19. Counterparts...................................................   22
     10.20. Savings Clause.................................................   22

                     CENTOCOR TECHNOLOGY LICENSE AGREEMENT


     THIS CENTOCOR TECHNOLOGY LICENSE AGREEMENT (the "Agreement") is dated as of
                                                      ---------
the 16th day of December, 1993 by and among CENTOCOR, INC., a Pennsylvania corporation of 200 Great Valley Parkway, Malvern, Pennsylvania 19355-1307, USA ("CENTOCOR"), CENTOCOR B.V., a Netherlands corporation of Einsteinweg 101, PO
  --------
Box 251, 2300 AG Leiden, the Netherlands ("CBV"), THE WELLCOME FOUNDATION
                                           ---
LIMITED, a United Kingdom corporation of Unicorn House, PO Box 129, 160 Euston Road, London NW1 2BP, England ("WFL"), and BURROUGHS WELLCOME CO., a North
                                ---
Carolina corporation of 3030 Cornwallis Road, Research Triangle Park, NC 27709-4498, USA ("BW" and, collectively with WFL, "WELLCOME").
                  --                               --------

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, WELLCOME, CENTOCOR and CBV have entered into an Anti-Cancer Alliance Agreement dated as of November 5, 1993 (the "Alliance Agreement") which
                                                      ------------------
governs the parties' collaboration in the development, manufacture, marketing, sale and distribution of products for the treatment of cancers;

     WHEREAS, the Alliance Agreement contemplates that WFL, CENTOCOR, CBV and The Wistar Institute of Anatomy and Biology ("Wistar") will enter into a
                                              ------
Novation and Cell Line Release Agreement of even date herewith (the "Novation")
                                                                     --------
authorizing WFL and WFL'S Affiliates (as defined in Appendix A hereto), at WFL'S
                                                    ----------
option, to qualify a manufacturing facility to produce 17-1A Products (as defined in Appendix A hereto) and Derivative 17-1A Products (as defined in
           ----------
Appendix A hereto) for the commercial market; and
- ----------

     WHEREAS, the Alliance Agreement further contemplates that WELLCOME, CENTOCOR and CBV will enter into an agreement on the terms set forth herein granting WELLCOME a license to use the Centocor Technology (as defined in Appendix A hereto) under certain limited circumstances
                          ----------
to support its production of 17-1A Product and Derivative 17-1A Products for the commercial market;

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1.   DEFINITIONS
     -----------

     Capitalized terms not otherwise defined herein shall have the meanings set forth in Appendix A hereto.
         ----------

2.   GRANT OF LICENSE
     ----------------

     2.1. Subject to the terms and conditions of this Agreement, CENTOCOR and CBV, under their respective Intellectual Property rights, including the Patents listed in Schedule 2.1 hereto (but excluding the rights granted to CENTOCOR or
          ------------
CBV under the agreements listed in Schedule 2.2 hereto), hereby grant WELLCOME a
                                   ------------
worldwide, fully paid-up right and license, including the right to sublicense, to use the Centocor Technology in the Field to develop, make, have made, use, market, promote and sell 17-1A Product and Derivative 17-1A Products. In addition, to the extent applicable Law precludes CENTOCOR or CBV from granting WELLCOME a license with respect to Improvements to the Centocor Technology, CENTOCOR and CBV hereby grant WELLCOME an option to obtain a worldwide, fully paid-up right and license to use the Centocor Technology in the Field to develop, make, have made, use, market, promote and sell 17-1A Product and Derivative 17-1A Products, such license to be on the same terms and conditions as set forth herein. The license and option granted by this Section
                                                             -------

2 shall be (a) exclusive of all other parties, including without limitation
- -
CENTOCOR, CBV and their respective Affiliates, for so long as such license remains in effect or for such shorter period as may be prescribed by applicable Law; and (b) assignable by WELLCOME to WELLCOME Affiliates or to Third Parties solely for use within the Field. "Field" means the development, manufacture,
                                   -----
use, marketing and sale of 17-1A Product and Derivative 17-1A Products.

     2.2. To assure appropriately the rights hereby granted to WELLCOME and except to the extent required by applicable Law, during the term of this Agreement, neither CENTOCOR nor its Affiliates shall (a) release or deliver, or authorize the release or delivery of, or otherwise transfer or assign its rights in, the Wistar Hybridoma or the Centocor Hybridoma, or any cell line producing the 17-1A Antibody or a Derivative 17-1A Antibody, to any Third Party; (b) grant any rights to manufacture, have manufactured or sell, including the right to sell for resale, any products incorporating the 17-1A Antibody or any Derivative 17-1A Antibody; or (c) assign or transfer the Centocor Technology or otherwise grant to Third Parties the right to use the Centocor Technology to develop, make, have made, use, market, promote or sell 17-1A Product or Derivative 17-1A Product other than such rights as are granted to WELLCOME, as have been previously granted to Ajinomoto or as are granted to another Permitted Distributor in accordance with this Agreement. Nothing in this Section 2.2
                                                                -----------
shall limit the ability of CENTOCOR and CBV to assign their rights and delegate their duties as provided in Section 10.11(c) hereof.
                            ----------------

3.   TRANSFER OF CENTOCOR TECHNOLOGY
     -------------------------------

     3.1.  Escrow Agreement.  Upon the execution of this Agreement, CENTOCOR,
           ----------------
CBV and WELLCOME shall execute an escrow agreement substantially in the form attached as

Exhibit 3.1 hereto (the "Escrow Agreement") appointing an escrow agent (the
- -----------              ----------------
"Escrow Agent") to receive the materials to be delivered by CENTOCOR and CBV
- -------------
pursuant to Section 3.2 hereof (such materials, the "Escrow Materials").
            -----------                              ----------------

     3.2.  Delivery.  Subject to the terms and conditions of this Agreement,
           --------
CENTOCOR or CBV (a) on or before the date hereof shall have delivered to the Escrow Agent copies of the Centocor Technology described in Schedule 3.2 hereto
                                                            ------------
to the extent any of such Centocor Technology is in written or other tangible form prior to the date hereof (the "Initial Deposit"); and (b) at regular
                                    ---------------
intervals no less frequent than once every six (6) months, deliver to the Escrow Agent copies of such additional Centocor Technology that is described in
Schedule 3.2 hereto and that is reduced to written or other tangible form after
- ------------
the date hereof.

     3.3.  Release from Escrow.  The parties agree that WELLCOME, at any time
           -------------------
after the license granted pursuant to Section 2 hereof becomes perpetual in
                                      ---------
accordance with Section 9.1 hereof, shall be entitled in accordance with the
                -----------
procedures set forth in the Escrow Agreement to obtain release of the Escrow Materials or so much thereof as WELLCOME specifies to the Escrow Agent in writing.

     3.4.  Other Antibodies.  During the term of this Agreement, neither
           ----------------
CENTOCOR nor its Affiliates shall use the Centocor Technology to develop, conduct clinical trials or seek regulatory approval of, or license out rights to any Third Party with respect to marketing, sale or distribution of, any Derivative 17-1A Antibody or any product derived therefrom or from the 17-1A Antibody except with, and pursuant to an agreement with, WELLCOME.

4.   PAYMENTS
     --------

     In exchange for the license granted pursuant to Section 2 hereof, WELLCOME
                                                     ---------
agrees to pay a one-time, irrevocable, non-refundable license fee of
(**)              such amount to be due and payable on the date hereof, provided that CENTOCOR and CBV shall have completed the Initial Deposit in accordance
with Section 3.2 hereof.  With respect to such license fee,              (**)
     -----------
is for rights in the United States, and                  (**)
is for rights outside of the United States.

5.   OWNERSHIP OF TECHNOLOGY
     -----------------------

     Notwithstanding any other provision of this Agreement:

     5.1. The Centocor Technology and all Improvements created by CENTOCOR or CBV shall at all times be the sole and exclusive property of CENTOCOR or CBV, as applicable, it being understood that such rights of ownership shall not impair the ability of WELLCOME to have access to the Escrow Materials in accordance with the terms of this Agreement and the Escrow Agreement.

     5.2. All Improvements created by WELLCOME shall be the sole and exclusive property of WELLCOME.

6.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     6.1.  Representations and Warranties of WFL and BW.  As a material
           --------------------------------------------
inducement to CENTOCOR and CBV to enter into this Agreement and to consummate the transactions contemplated hereby, WFL and BW hereby, jointly and severally, represent and warrant to CENTOCOR and CBV as follows, which representations and warranties shall survive the execution and delivery of this Agreement:

        6.1.1.  Organization and Good Standing.  Each of WFL and BW is a
                ------------------------------
corporation duly organized and validly existing under the Laws of its respective jurisdiction of incorporation with the requisite power and authority (corporate or otherwise) to carry on its business as presently being conducted and as proposed to be conducted pursuant to the Alliance Agreement, and to own and operate its properties and assets.

        6.1.2.  Corporate Power and Authority; Enforceability.  Each of WFL
                ---------------------------------------------
and BW has the requisite power and authority (corporate and otherwise) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by WFL and BW of this Agreement and the consummation by WFL and BW of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of WFL and BW. This Agreement constitutes a legal, valid and binding obligation of WFL and BW, enforceable in accordance with its terms.

        6.1.3.  Validity of Contemplated Transactions.  The execution,
                -------------------------------------
delivery and performance by WFL and BW of this Agreement, and the consummation by WFL and BW of the transactions contemplated hereby, do not (a) violate or contravene any provision of WFL'S or BW'S charter or bylaws; (b) violate, breach, conflict with, constitute a Default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of any agreement, contract, indenture, lease, license, or mortgage to which WFL or BW is a party or by which WFL or BW is bound; (c) violate any provision of any Law, Permit or Court Order applicable to WFL or BW; or (d) require any Permit or Required Consent of any

Governmental Entity to be obtained by WFL and BW which has not been obtained.

        6.1.4.  Litigation; Compliance with Laws.  There is no Litigation
                --------------------------------
pending or, to WFL'S or BW'S knowledge, threatened against or related to WFL or BW, nor any failure to comply with, violation of or any Default under, any Law, Permit or Court Order applicable to WFL or BW, in each case which might have a material adverse effect on the ability of WFL or BW to execute, deliver and perform this Agreement or on the ability of WFL or BW to consummate the transactions contemplated hereby.

     6.2.  Representations and Warranties of CENTOCOR and CBV. As a material
           --------------------------------------------------
inducement to WELLCOME to enter into this Agreement and to consummate the transactions contemplated hereby, CENTOCOR and CBV hereby, jointly and severally, represent and warrant to WELLCOME as follows, which representations and warranties shall survive the execution and delivery of this Agreement:

        6.2.1.  Organization and Good Standing.  Each of CENTOCOR and CBV
                ------------------------------
is a corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation with the requisite power and authority (corporate or otherwise) to carry on its business as presently being conducted and as proposed to be conducted pursuant to the Alliance Agreement, and to own and operate its properties and assets.

        6.2.2.  Corporate Power and Authority; Enforceability.  Each of
                ---------------------------------------------
CENTOCOR and CBV has the requisite power and authority (corporate and otherwise) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by CENTOCOR and CBV of this Agreement and the consummation by CENTOCOR and CBV of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part or CENTOCOR and CBV. This Agreement constitutes a legal, valid and binding obligation of each of CENTOCOR and CBV, enforceable in accordance with its terms.

        6.2.3.  Validity of Contemplated Transactions.  The execution, delivery
                -------------------------------------
and performance by CENTOCOR and CBV of this Agreement, and the consummation by CENTOCOR and CBV of the transactions contemplated hereby, do not (a) violate or contravene any provision of CENTOCOR'S or CBV'S charter or bylaws; (b) violate, breach, conflict with, constitute a Default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of any agreement, contract, indenture, lease, license, or mortgage to which CENTOCOR or CBV is a party or by which CENTOCOR or CBV is bound; (c) subject any of CENTOCOR'S or CBV'S properties or assets to any Lien or to any indenture, mortgage, contract, commitment, or agreement (other than this Agreement) to which CENTOCOR or CBV is a party or by which CENTOCOR or CBV or any of CENTOCOR'S of CBV'S properties or assets are bound; (d) violate any provision of any Law, Permit or Court Order applicable to CENTOCOR or CBV; or
(e) require any Permit or Required Consent of any Governmental Entity to be obtained by CENTOCOR or CBV which has not been obtained.

        6.2.4.  Litigation; Compliance with Laws.  There is no Litigation
                --------------------------------
pending or, to CENTOCOR'S or CBV'S knowledge, threatened against or related to CENTOCOR or CBV, nor any failure to comply with, violation of or any Default under, any Law, Permit or Court Order applicable to CENTOCOR or CBV, in each case which might have a material adverse effect on the ability of CENTOCOR or CBV to execute, deliver and perform this Agreement or on the ability of CENTOCOR or CBV to consummate the transactions contemplated hereby.

        6.2.5.  Intellectual Property Warranties.
                --------------------------------

                 (a) CENTOCOR and CBV collectively have sufficient right, title and interest in the Centocor Technology to grant the rights and perform the obligations contemplated by this Agreement.

                 (b) To the knowledge of CENTOCOR and CBV, there is no Third Party using or infringing all or any portion of the Centocor Technology in derogation of the rights granted to WELLCOME in this Agreement.

                 (c) To the knowledge of CENTOCOR and CBV, there are no facts or circumstances which give rise to, or form the basis of, any claim of invalidity, unenforceability or lack of priority of any of CENTOCOR'S or CBV'S rights in the Centocor Technology.

                 (d) To the knowledge of CENTOCOR and CBV, the inception, development and reduction to practice of the Centocor Technology has not constituted or involved, and does not constitute or involve, the misappropriation of trade secrets or other rights of any other Person (including, without limitation, any Governmental Entity).

                 (e) There is no interference action or other Litigation pending or threatened before the United States Patent and Trademark Office or any other Governmental Entity in any jurisdiction in regard to any Patent forming a part of the Centocor Technology.

                 (f) The use of the Centocor Technology in the development, manufacture, use, marketing and sale of the 17-1A Products by WELLCOME as contemplated by this Agreement will not infringe any Intellectual Property rights of any Third Party.

                 (g)  Schedule 2.1 hereto contains a true and complete list
                      ------------
of the Patents owned by CENTOCOR and CBV, or in which CENTOCOR or CBV has rights assignable or sublicensable to WELLCOME as contemplated herein, useful in the development, manufacture, use, marketing, distribution or sale of 17-1A Products.

                 (h)  None of the Know-how included in the Centocor
Technology has been disclosed by CENTOCOR or CBV to any Third Party except (a) pursuant to suitable confidentiality agreements; (b) in Patents; (c) in filings made with appropriate Regulatory Authorities; or (d) otherwise required by Law.

7.   INDEMNIFICATION
     ---------------

     7.1. Subject to compliance by the applicable Indemnitee (as defined below) with its obligations set forth in Sections 7.4 and 7.5 hereof, CENTOCOR
                                         --------------------
and CBV shall defend, indemnify and hold WELLCOME and its Affiliates and the respective directors, officers, employees and agents of WELLCOME and its Affiliates, harmless from and against any and all Losses arising out of, relating to or resulting from the breach by CENTOCOR or CBV of any of their representations, warranties and covenants contained within this Agreement.

     7.2. Subject to compliance by the applicable Indemnitee (as defined below) with its obligations set forth in Sections 7.4 and 7.5 hereof, WELLCOME
                                         --------------------
shall defend, indemnify and hold CENTOCOR, CBV and their Affiliates and the respective directors, officers, employees and agents of CENTOCOR and CBV and their Affiliates, harmless from and against any and all Losses arising out of, relating to or resulting from the breach by WELLCOME of any of its representations, warranties and covenants contained in this Agreement.

     7.3.  "Indemnitor" means CENTOCOR and CBV with respect to Section 7.1
            ----------                                         -----------
hereof and WELLCOME with respect to Section 7.2 hereof.  "Indemnitee" means any
                                    -----------           ----------
of WELLCOME and its Affiliates and the respective directors, officers, employees and agents of WELLCOME and its Affiliates with respect to Section 7.1 hereof and
                                                          -----------
any of CENTOCOR, CBV and their Affiliates and the respective directors, officers, employees and agents of CENTOCOR, CBV and their Affiliates with respect to Section 7.2 hereof.
           -----------

     7.4.  Notice.  Promptly after receipt by an Indemnitee of written notice
           ------
of the commencement of any suit, audit, demand, judgment, action, investigation or proceeding relating to a Loss (a "Third Party Action") or promptly after an
                                     ------------------
Indemnitee incurs a Loss or has knowledge of the existence of a Loss, such Indemnitee will, if a claim with respect thereto is to be made against Indemnitor due to Indemnitor's obligation to provide indemnification hereunder, give Indemnitor written notice of such Loss or the commencement of such Third Party Action; provided, however, the failure to provide such notice within a
              --------  -------
reasonable period of time shall not relieve Indemnitor of any of its obligations hereunder except to the extent it is prejudiced by such failure.

     7.5.  Defense.  Indemnitor shall control the defense and settlement of a
           -------
Third Party Action, except that the applicable Indemnitee may assume such defense provided that the obligation of Indemnitor to pay the attorneys' fees of such Indemnitee shall cease upon such election. If Indemnitor defends such action, it shall not enter into any resolution or other compromise of such action unless it (a) pays in cash or posts an adequate bond for the payment of the amount of such resolution or other compromise and obtains a complete release of the Indemnitee or (b) obtains the prior written consent of the Indemnitee, which shall not be unreasonably withheld or delayed. If the Indemnitee defends such action, such Indemnitee shall not enter into any resolution or other compromise of such action unless such Indemnitee obtains the consent of Indemnitor, which shall not be unreasonably withheld or delayed. The party defending the action shall keep the other parties informed on an ongoing basis of the status of such Third Party Action and shall deliver to such other parties copies of all documents relating to the Third Party Action as the other parties may reasonably request. The party assuming such defense shall receive from the other parties all necessary and reasonable cooperation in the defense of a Third Party Action including, but not limited to, the services of employees of such other parties who are familiar with the events or circumstances out of which any such Third Party Action may have arisen.

     7.6.  The indemnifications contained in this Section 7 shall survive
                                                  ---------
expiration or termination of this Agreement.


8.   INFRINGEMENT
     ------------

     In the event that any party hereto obtains knowledge of any infringement or misappropriation by a Third Party of the Intellectual Property rights relating to the Centocor Technology (an "Infringement"), such party shall inform the
                                ------------
other parties promptly of such Infringement and provide the other parties with any available evidence of such Infringement or misappropriation. WELLCOME shall have the right but not the obligation to prosecute at its own cost and expense any claim of Infringement of the Intellectual Property rights relating to the Centocor Technology. If WELLCOME does not commence action against an infringer within ninety (90) days after learning of the Infringement, CENTOCOR or CBV may commence action against the infringer. At the reasonable request of the party filing suit, the other parties, at their own expense, will provide reasonable assistance, including, without limitation, permitting the use of their respective names in all suits and signing all necessary documents if appropriate to the situation. Any recovery in any action brought in accordance with this section shall be applied first to costs incurred by the party bringing suit, and then to the costs of the party or parties providing assistance as contemplated by this Section 8, with
                                                              ---------
the remainder to be retained by the party bringing the  action.

9.   TERM AND TERMINATION
     --------------------

     9.1.  Subject to the provisions of this Section 9, the license granted by
                                              ---------
this Agreement shall take effect on the date hereof, and shall continue until the expiration of the Supply Agreement, including all renewals and extensions thereof, or for such shorter period as may be prescribed by applicable Law. Notwithstanding the foregoing, the license granted by this Agreement shall continue in full force and effect as an irrevocable license, which license shall continue in perpetuity or such shorter period as may be prescribed by applicable Law, upon the occurrence of any of the following events:

        9.1.1. WELLCOME terminates the Supply Agreement pursuant to Sections 26.1.2, 26.1.3, 26.1.4, 26.1.6, 26.1.7 or 26.3 thereof;
- -------------------------------------------------------

        9.1.2. WELLCOME terminates (a) the Development Agreement pursuant to Sections 9.2.2 or 9.4 thereof and (b) the Supply Agreement pursuant to
   ---------------------
Section 26.1.1 thereof;
- --------------

        9.1.3. CENTOCOR terminates the Supply Agreement other than pursuant to Section 26.3 thereof; or
            ------------

        9.1.4. CENTOCOR terminates the Development Agreement other than pursuant to Section 9.4 thereof.
            -----------

     9.2. CENTOCOR or CBV, prior to the date on which the license granted hereunder becomes perpetual pursuant to Section 9.1 hereof, may give notice in
                                        -----------
writing to WELLCOME terminating this Agreement within sixty (60) days if WELLCOME is in material breach of its obligations hereunder and fails to remedy such breach within such sixty (60) day period. WELLCOME may give notice in writing to CENTOCOR terminating this Agreement within sixty (60) days if CENTOCOR or CBV is in material breach of its obligations hereunder and fails to remedy such breach within such sixty (60) day period. No such termination, however, shall release any of the parties from any obligations hereunder incurred prior to such termination.

        9.2.1. If any of the following events occurs prior to the date on which the license granted hereunder becomes perpetual pursuant to Section 9.1
                                                                  -----------
hereof, CENTOCOR and CBV shall entitled, by written notice to take effect immediately, to terminate the license granted by this Agreement:

        9.2.2. WELLCOME terminates the Supply Agreement pursuant to Sections 26.1.5, 26.1.8 or 26.2 thereof; or
- -------------------------------

        9.2.3.  CENTOCOR terminates the Supply Agreement pursuant to
Section 26.3 thereof.
- ------------

     9.3. WELLCOME reserves the right to terminate this Agreement at any time for any reason provided that reasonable prior written notice is given to CENTOCOR.

     9.4. Upon termination of this Agreement by CENTOCOR or the expiration of this Agreement in accordance with the terms hereof, other than for breach by CENTOCOR or CBV, WELLCOME shall instruct the Escrow Agent to return the Escrow Materials to CENTOCOR.

10.  MISCELLANEOUS
     -------------

     10.1.  Entire Agreement.  This Agreement and the other Alliance Documents
            ----------------
constitute the entire understanding of the parties with respect to the subject matter contained herein and supersede any prior understandings and agreements among them respecting such subject matter including, without limitation, the Letter of Intent between CENTOCOR and WELLCOME dated September 16, 1993; provided, however, the confidentiality agreement between WELLCOME and CENTOCOR
- --------  -------
dated September 14, 1993 shall in all cases remain in full force and effect in accordance with its terms.

     10.2.  Amendments.  This Agreement may be amended and supplemented only by
            ----------
a written instrument duly executed by each of the parties.

     10.3.  Headings.  The headings in this Agreement are for convenience of
            --------
reference only and shall not affect its interpretation.

     10.4.  Gender; Number.  Words of gender may be read as masculine, feminine,
            --------------
or neuter, as required by context. Words of number may be read as singular or plural, as required by context.

     10.5.  Appendices; Exhibits; and Schedules.  All appendices, exhibits and
            -----------------------------------
schedules referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

     10.6.  Severability.  If any provision of this Agreement or the application
            ------------
thereof to any Person or circumstance is held illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall not affect any other provision hereof.

This Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the provisions hereof to the fullest extent permitted by Law.

     10.7.  Remedies.  Each of CENTOCOR and CBV on the one hand, and WELLCOME
            --------
and BW on the other, stipulates that the remedies at law of the other in the event of any Default or threatened Default in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate and that, to the fullest extent permitted by Law, such terms may be specifically enforced by a decree for specific performance of any agreement contained herein or by an injunction against any violation of any terms hereof or otherwise.

     10.8.  Joint and Several Liability.  CENTOCOR and CBV shall be jointly and
            ---------------------------
severally responsible and liable for all of their respective obligations to WELLCOME arising under this Agreement. WFL and BW shall be jointly and severally liable for all of their respective obligations to CENTOCOR or CBV arising under this Agreement.

     10.9.  Notices.  All notices and other communications hereunder shall be in
            -------
writing and shall be given to the Person either personally or by sending a copy thereof by first class United States express mail, postage prepaid and return-receipt requested, or by a nationally-recognized courier service guaranteeing next-day delivery, charges prepaid, or by telecopier (with the original sent by either of the foregoing manners), to such Person's address (or to such Person's telecopier number). All notices shall be deemed to have been given to the Person entitled thereto when received.

            If to WELLCOME, to:

                     THE WELLCOME FOUNDATION LIMITED
                     Unicorn House, P.O. Box 129
                     129 Euston Road
                     London NW1 2BP
                     Attention:  Company Secretary
                     Telecopy No.:  011-44-71-388-5462

            With a copy to:

                     BURROUGHS WELLCOME CO.
                     3030 Cornwallis Road
                     Research Triangle Park, NC  27709
                     Attention:  Secretary
                     Telecopy No.:  (919) 315-0478

            If to BW, to:

                     BURROUGHS WELLCOME CO.
                     3030 Cornwallis Road
                     Research Triangle Park, NC  27709
                     Attention:  Secretary
                     Telecopy No.:  (919) 315-0478

            If to CENTOCOR or CBV, to:

                     CENTOCOR, INC.
                     200 Great Valley Parkway
                     Malvern, Pennsylvania 19355-1307
                     Attention:  Corporate Secretary
                     Telecopy No.:  (215) 651-6100
            with a copy to:

                     Duane, Morris & Heckscher
                     One Liberty Place
                     Philadelphia, PA  19103
                     Attention:  David C. Toner, Esquire
                     Telecopy No.:  (215) 979-1020

Notice of any change in any such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the Person entitled to receive such notice.

     10.10. Waiver.  No provision of this Agreement may be waived except by a
            ------
written instrument signed by the party hereto sought to be bound. No failure or delay by any party hereto in exercising any right or remedy hereunder or under applicable Law will operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion will not be deemed a waiver of any other right or remedy, or a waiver on any subsequent occasion (it being understood that specific time frames for notice or actions to be taken shall be binding on the parties).

     10.11. Assignment.  No party hereto may assign its rights or delegate any
            ----------
of its obligations hereunder without the prior written consent of the other parties, except that, without such consent, (a) WELLCOME may assign all or any part of its rights and obligations hereunder to an Affiliate of WELLCOME, including but not limited to BW, so long as WELLCOME unconditionally guarantees the obligations of such Affiliate; (b) WELLCOME may assign all of its rights and delegate all of its duties under this Agreement to the transferee of all or substantially all of the line of business of which this Agreement forms a part or by way of merger or consolidation with another company; and (c) CENTOCOR and CBV may assign all of their rights and delegate all of their duties to a transferee of all or substantially all their assets or by way of merger or consolidation with another company. Without limiting the foregoing, all rights and obligations with respect to the subject matter of this Agreement as to the United States shall inure to the benefit of and be performed by BW, subject to such further assignments as may be permitted by this Section
                                                                       -------
10.11.  If any party shall assign its rights and delegate its duties pursuant to
- -----
clauses (b) or (c) of this Section 10.11, the Person to whom such rights are
- ------------------         -------------
assigned and duties are delegated shall assume all of the obligations of the applicable party under this Agreement. The guarantee by WELLCOME referenced in clause (a) of this Section 10.11 is a guaranty of payment and performance, and
- ----------         -------------
not of collection; and in case of a default by an Affiliate of WELLCOME to which rights have been assigned or obligations delegated pursuant to such clause (a),
                                                                    ----------
CENTOCOR and CBV shall have the right to proceed first against WELLCOME without the necessity to proceed against or join such Affiliate.

     10.12. Successors and Assigns.  This Agreement shall bind, inure to the
            ----------------------
benefit of, and be enforceable by the successors and permitted assigns of the parties hereto.

     10.13. Governing Law.  This Agreement shall be construed and enforced in
            -------------
accordance with the Laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of law applicable in such jurisdiction.

     10.14. No Benefit to Others.  The representations, warranties, covenants
            --------------------
and agreements contained in this Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they shall not be construed as conferring, and are not intended to confer, any rights on any other Person.

     10.15. Independent Contractors.  It is expressly understood and agreed that
            -----------------------
the Centocor Group and the Wellcome Group are independent contractors; neither the Centocor Group or any of its members, nor the Wellcome Group or any of its members, shall be deemed the agent of the other group or of any of its members for any purpose whatsoever, and neither the Centocor Group or any of its members, nor the Wellcome Group or any of its members, shall have authority to enter into any contract or agreement, assume any obligation or make any warranty or representation for or on behalf of the other group or any of its members. Nothing in this Agreement shall be deemed to create or constitute a partnership or the relationship of employer and employee between the Wellcome Group or any of its members on the one hand and the Centocor Group or any of its members on the other.

     10.16. Confidentiality.
            ---------------

        10.16.1.  "Proprietary Information" for the purposes of this Section
                   -----------------------                           -------
10.16 means all of the Escrow Materials, with respect to which each party shall
- -----
be considered the Disclosing Party and Receiving Party for the purposes of this
Section 10.16.
- -------------

        10.16.2.  Except as expressly provided herein otherwise, each
Receiving Party shall, during the term of this Agreement including any renewals thereof, and for a period of five (5) years following expiration or the termination hereof, but in any event not for less than a period of ten (10) years, maintain the confidentiality of all Proprietary Information disclosed by the Disclosing Party hereunder and shall neither use the same except as expressly authorized by this Agreement, the Alliance Agreement or any other Alliance Document, nor disclose the same to any Third Party that is not an Affiliate of the Receiving Party without the prior written consent of the Disclosing Party. Nothing in this Section 10.16, however, shall be construed to
                                   -------------
require any party hereto to maintain the
confidentiality and non-use of any information or material that (a) at the time of disclosure, is already in the public domain; (b) after disclosure, enters the public domain otherwise than by an act or omission of the Receiving Party in violation of the terms of this Agreement; (c) prior to disclosure under this Agreement was already in the possession of the Receiving Party or its Affiliates, provided that such information or material was not obtained, directly or indirectly, from the Disclosing Party; (d) becomes known to the Receiving Party from a Third Party, provided that such information or material was not obtained, directly or indirectly, from the Disclosing Party on a confidential basis; (e) is required in the reasonable judgment of the Receiving Party to be disclosed to a Governmental Entity in furtherance of this Agreement or the Alliance Agreement or pursuant to any Law, Governmental Entity, or Court Order; or (f) results from research or development by the Receiving Party or its Affiliates independent of disclosures from the Disclosing Party. Disclosures of Proprietary Information made prior to the date hereof shall be governed by the terms of this Section 10.16.
              -------------

        10.16.3.  Nothing in this Section 10.16 shall prevent any party
                                  -------------
hereto from disclosing its own information relating to its business, financial affairs, products, research development, marketing and other commercial activities to any Affiliate or any Third Party. In addition, notwithstanding the restrictions in this Section 10.16 on confidentiality and use, any party
                         -------------
hereto may disclose Proprietary Information which is disclosed to it hereunder to any of its Affiliates which agrees to be bound by the terms of this Section
                                                                       -------
10.16.
- -----

     10.17. Continuing Obligation.  Except as otherwise specifically provided
            ---------------------
herein, neither termination nor expiration of this Agreement shall relieve any party from any obligation under this Agreement which accrued or arose from facts and circumstances in existence prior thereto.

     10.18. Covenant Not to Sue.  CENTOCOR and CBV agree that during the term of
            -------------------
this Agreement, neither they nor their Affiliates will assert or cause to be asserted against WELLCOME, its Affiliates or its sublicensees, any Intellectual Property rights not licensed hereunder that are or may be infringed by reason of the exercise by WELLCOME, its Affiliates or its sublicensees of the license granted hereunder; provided, however, nothing herein shall prohibit CENTOCOR,
                   --------  -------
CBV or their Affiliates from instituting any suit they are obligated to institute pursuant to the terms of a license agreement with a Third Party pursuant to which a license to such Intellectual Property has been granted.

     10.19. Counterparts.  This Agreement and any amendment or supplement hereto
            ------------
may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. The execution of this Agreement and any such amendment or supplement by any party hereto will not become effective until counterparts hereof have been executed by all the parties hereto.

     10.20. Savings Clause.  Any restriction or information provision (as each
            --------------
of these terms or expressions are defined in the RTPA) contained in this Agreement or in any arrangement of which this Agreement forms part by virtue of which this Agreement or any such arrangement is registrable under the RTPA shall not take effect in the United Kingdom until the day after the day on which full particulars of this Agreement (and of any such arrangement) shall have been duly furnished to the Office of Fair Trading under Section 24 of the RTPA.
                                              ----------

     10.21. Further Assurances.  At the request of any party hereto, the other
            ------------------
parties hereto shall execute and deliver from time to time such further instruments and shall provide reasonable cooperation in such proceedings or actions as shall be necessary or reasonably appropriate to effectuate the purposes of this Agreement including, without limitation, registering or recording the rights granted hereunder; provided, however, if any party hereto
                                        --------  -------
desires to notify this Agreement under Article 85(3) of the Treaty of Rome establishing the European Economic Community, such party shall give the other parties ninety (90) days prior written notice of such notification and if during such period a party shall reasonably object to such notification, the objecting party need not cooperate in such notification and such notification shall not be implemented. Except as otherwise provided in the Alliance Documents, the executions, deliveries and cooperation of each party under this Section 10.21
                                                                -------------
shall be without further consideration and at such party's expense.

     IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written by their duly authorized representatives.

                                        FOR AND ON BEHALF OF
                                        THE WELLCOME FOUNDATION LIMITED


                                        By:    /s/ Trevor M. Jones
                                           ------------------------------------

                                        Name:  Trevor M. Jones
                                             ----------------------------------

                                        Title: Director/Research, Development
                                              ---------------------------------
                                              & Medical
                                              ---------------------------------


                                        BURROUGHS WELLCOME CO.


                                        By:    /s/ David W. Barry
                                           ------------------------------------

                                        Name:  David W. Barry
                                             ----------------------------------

                                        Title: Vice President of Research,
                                              ---------------------------------
                                               Development and Medical
                                              ---------------------------------

                                    [EXECUTIONS CONTINUED]

                                        CENTOCOR, INC.


                                        By:    /s/ Bobba Venkatadri
                                           ------------------------------------

                                        Name:  Bobba Venkatadri
                                             ----------------------------------

                                        Title: Executive Vice-President
                                              ---------------------------------


                                        CENTOCOR B.V.


                                        By:    /s/ David P. Holveck
                                           ------------------------------------

                                        Name:  David P. Holveck
                                             ----------------------------------

                                        Title: Managing Director
                                              ---------------------------------

                                   APPENDIX A
                                   ----------

                               GLOSSARY OF TERMS
                               -----------------



                     [See Appendix A to Alliance Agreement]

                                  SCHEDULE 2.1
                                  ------------

                              17-1A PATENT RIGHTS
                              -------------------

- --------------------------------------------------------------------------------
                                                Patent       Application
 Docket     Country     Title                     No.            No.
 ------     -------     -----                   ------       -----------
- --------------------------------------------------------------------------------

                                      (**)

CTR87-25   USA         Immunoreactive          4,978,745     89 90 05201
           EPO         Heterochain Antibodies  0389554       583,830-4


                                      (**)

CTR88-48A  USA         Radiotheropeutic        5,130,166     89 91 2700.5
- --------------------------------------------------------------------------------


                                  SCHEDULE 2.2

                              EXCLUDED AGREEMENTS


1. "RESEARCH AND LICENSE AGREEMENT" BETWEEN NEW YORK BLOOD CENTER AND CENTOCOR, INC. DATED AS OF MARCH 1, 1986, AS AMENDED ON JUNE 1987 AND AUGUST 24, 1988

                                  SCHEDULE 3.1
                                  ------------

                                ESCROW AGREEMENT
                                ----------------

                   [See Exhibit K to the Alliance Agreement]

                                  SCHEDULE 3.2
                                  ------------

                                ESCROW MATERIALS
                                ----------------





                                      (**)